EXHIBIT 10.8

Subscription AGREEMENT

THIS SUBSCRIPTION AGREEMENT (“Agreement”) is made and entered into as of this 31st day of December 2004, by and between SmartVideo Technologies, Inc., (the “Company”), a Delaware corporation, and ________________ (the “Purchaser”).

Background

The Company has authorized the issuance, sale, and delivery to Accredited Investors only of _______ units consisting of two (2) shares of common stock, par value $0.001 (the “Shares”), of the Company and one (1) Common Stock Purchase Warrant. The minimum investment is $50,000 although subscriptions for less than that amount may be sold at the discretion of the Company. The proceeds from the sale of the Shares will be used for Company operations. The Purchaser will receive one (1) Warrant (the “Warrant”) to purchase additional Shares of Common Stock, par value $0.001. The Warrant shall have an exercise price of $3.50 per Share. The form of Warrant is attached hereto as Exhibit “A”. (The Units, the Warrants, and the Warrant Shares underlying the Warrants are hereinafter sometimes collectively referred to as the “Securities”). The Company and Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration pursuant to Section 4(2) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”).

Agreement

For and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchaser hereby agree as follows:

Section 1    Sale of Securities.

Section 1.1   Authorization, Issuance, and Sale. The Company agrees to issue, sell and deliver to Purchaser and Purchaser agrees to purchase from the Company the number of Units set forth adjacent to the caption “Securities Purchased” on the signature page to this Agreement at a purchase price of Four Dollars and Fifty Cents ($4.50) per Unit (the “Purchase Price”) for an aggregate amount of $_________. In addition, the Purchaser shall receive a Common Stock Purchase Warrant to purchase ________ additional Shares at an exercise price of $3.50 per Share of Common Stock, par value $0.001 purchased pursuant to this Agreement.

Section 1.2   Form of Payment. Tender of the aforesaid Funds, together with this Agreement shall be made by delivery of same to the Company at SmartVideo Technologies, Inc., 1650 Oakbrook Drive, Suite 405, Norcross, Georgia 30093 to the attention of Richard E. Bennett, Jr., CEO. Purchaser shall pay the Purchase Price for the Securities to be issued and sold to Purchaser by a wire transfer, check, certified check or cashiers check payable to SmartVideo Technologies, Inc. Wire transfers shall be in the form of immediately available funds to an account designated in writing by the Company. It is contemplated that the initial acceptance of the agreement shall occur through the exchange of signature pages delivered via facsimile and the wire transfer of the Purchase Price with originally signed documents to follow by overnight delivery.

Section 1.3   Acceptance of Agreement. The Company shall have the right to accept or reject this Agreement, in whole or in part, in its sole discretion. In the event that the Agreement is not accepted by the Company, all Funds shall be returned to the undersigned without interest and without deducting any of the expenses of the offering.

Section 2    Purchaser’s Representations and Warranties.

As an inducement to the Company to make an offer to the undersigned, the undersigned hereby represents and warrants to the Company as follows:

1.
The undersigned is an “Accredited Investor” within the meaning of Rule 501(a), promulgated under the Securities Act of 1933 as amended (the “Securities Act”), and, together with his financial advisors, if any, have such knowledge and expertise in financial and business matters as to be capable of evaluating the merits and risks involved in an investment in the Shares.

2.	The address set forth at the end of this Agreement is the undersigned’s true and correct address, and he has no present intention of becoming a resident of any other state or jurisdiction.

3.
The undersigned has received and read or reviewed, and is familiar with the terms and conditions and other information set forth in this Agreement, and he confirms that all documents, records and books pertaining to the investment in the Company and requested by him, have been provided to the undersigned.

4.
The undersigned has had an opportunity to ask of the Company, or a person or persons acting on its behalf, any and all relevant questions of and receive answers from the Company in connection with any aspect of the Company and the terms and conditions of this investment, and has received answers which the undersigned considers to be responsive to such questions.

5.
The undersigned understands that the Shares, the Warrants and the shares of the Company’s common stock to be issued upon exercise of the Warrants have not been registered under the Securities Act in reliance on an exemption for private offerings and he further understands that he is purchasing Securities without being furnished any offering literature or prospectus other than this Agreement.

6.
The Securities for which the undersigned hereby subscribes, including the shares of common stock underlying the Warrants, are being acquired, or in the case of the shares underlying the Warrants, will be acquired, solely for his own account for investment and are not being purchased with a view to or for the resale, distribution, transfer, fractionalization or other disposition thereof, and the undersigned has no present plans to enter into such contract, undertaking, agreement or arrangements.

7.	(a) The undersigned acknowledges and is aware of the following:

(i)    That there are substantial restrictions on the transferability of the Securities; that other than as set forth in this Agreement, the Securities will not be, and investors in the Company will have no rights to require that the Securities be, registered under the Securities Act, except as set forth in the Registration Rights Agreement attached hereto as Exhibit “C.”

(ii)   That there never has been any representation, guarantee, or warranty made to the undersigned by any broker, the Company, its officers, directors, agents (including without limitation, the Agents), or employees or any other person, expressly or by implication, as to:

(a)	The approximate or exact length of time that he will be required to remain as owner of the Securities.

(b)	The percentage of profits and/or amount of or type of consideration, profit or loss (including tax credits and/or benefits) to be realized, if any, as a result of this investment.

(c)
The past performance or experience on the part of the Company, its personnel, affiliates, agents, employees or of any other person, will in any way indicate the predictable results of the ownership of Securities.

(iii)  That the Company will rely on the offer to purchase being made by the undersigned hereby and that, accordingly, this offer may not be canceled, rescinded or otherwise revoked by the undersigned.

(b)  The Purchaser is making the foregoing representations and warranties with the intent that they may be relied upon by the Company in determining the suitability of the sale of the Securities to the Purchaser for purposes of Federal and State securities laws.

8.	The Purchaser further acknowledges that the Purchaser has been advised that the Securities being purchased by the Purchaser hereunder have not been registered under the provisions of the Securities Act and that the Company has represented to the Purchaser (assuming the veracity of the representations of the Purchaser made herein) that the Shares have been offered and sold by the Company in reliance upon an exemption from registration provided in Section 4(2) of the Securities Act and Regulation D thereunder.

9.	In entering into this Agreement and in purchasing the Securities, the Purchaser further acknowledges that:

(a)   The Company has informed the Purchaser that the Securities have not been offered for sale by means of general advertising or solicitation.

(b)   The Securities and the shares of common stock underlying the Warrants may not be resold by the Purchaser in absence of registration under the Securities Act or exemption from registration. In particular, the undersigned is aware that the Securities and the shares of common stock underlying the Warrants will be “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 until the conditions thereof are met.

(c)   The following legend shall be placed on the Certificate(s) evidencing the Securities:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

(d)  The Company may place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

(e)  The purchase of the Securities involves risks which the Purchaser has evaluated, and the Purchaser is able to bear the economic risk of the purchase of such securities and the loss of its entire investment.

10.	The undersigned has completed the Investor Questionnaire attached hereto as Exhibit “D” and has delivered it herewith and represents and warrants that it is accurate and true in all respects and that it accurately and completely sets forth the financial condition of the undersigned on the date hereof. The undersigned has no reason to expect there will be any material adverse change in his financial condition.

11.	The undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment, and the undersigned is prepared to lose his entire investment in the Securities.

12.	The undersigned's overall commitment to investments that are not readily marketable is not, and his acquisition of Securities will not cause such overall commitment to become, disproportionate to his net worth.

13.	The Purchaser acknowledges that the Purchaser has made his own investigation concerning the business and affairs of the Company.

14.	The undersigned understands that the Company shall have the right to accept or reject this subscription in whole or in part. Unless this subscription is accepted in whole or in part by the Company, this subscription shall be deemed rejected in whole.

15.	It never has been represented, guaranteed or warranted by the Company, or any of its officers, directors, stockholders, employees or agents, or any other persons, whether expressly or by implication, that:

(i)    the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the undersigned's investment in the Company; or

(ii)   the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Purchased Securities or of the Company's activities.

16.	Purchaser is able to bear the economic risks of the investment in the Purchased Securities, including the risk of a complete loss of Purchaser's investment therein.

17.	Purchaser understands and agrees that the Securities will be issued and sold to Purchaser without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the Securities Act of 1933 (the “1933 Act“) provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder.

18.	The Securities cannot be offered for sale, sold, or transferred by Purchaser other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws.

19.	Purchaser has had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf, and to obtain all material information reasonably available with respect to the Company and its affairs, and has received satisfactory answers to all such questions and received all documents and other information requested of the Company.

20.	Purchaser has full power and authority to execute, deliver, and perform this Agreement without the consent or approval of any other person which has not been obtained on or prior to the date hereof.

21.	This Agreement is the legal, binding, and valid obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

22.	The information concerning Purchaser on the Investor Questionnaire, the form of which is attached as Exhibit C hereto, is true and correct in all material respects.

The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the Funds to the Company and shall survive such delivery.

If in any respect such representations and warranties shall not be true and accurate prior to delivery of the Funds pursuant to Paragraph I hereof, the undersigned shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

Section 3    Representations of the Company

The Company hereby represents and warrants to Purchaser as follows:

Section 3.1   Organization, Standing, Power, and Authority. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority to own, lease, and operate all properties and assets to be owned or leased by it, and to conduct the business proposed to be conducted by it.

Section 3.2   Validity and Authorization. The execution, delivery and performance of this Agreement by the Company is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, moratorium, reorganization or other similar laws and legal and equitable principles limiting or affecting the rights of creditors generally and/or (b) general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 4.    General Provisions

Section 4.1   Governing Laws. This Agreement shall be construed, administered, and enforced according to the laws of the State of Delaware. The parties hereto agree that any appropriate state court located in Fulton County, Georgia, or any Federal Court sitting in the Northern District of Georgia, Atlanta Division, shall have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and shall be a proper forum in which to adjudicate such case or controversy.  The parties hereto consent to the jurisdiction of such courts.

Section 4.2   Successors. This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

Section 4.3   Severability. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal, or unenforceable provision or portion thereof had never been contained herein.

Section 4.4   Entire Agreement. This Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

Section 4.5   Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

COMPANY SIGNATURE PAGE
TO

SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be duly executed as of the date first written above.

SMARTVIDEO TECHNOLOGIES, INC.

By:	/s/
Richard E. Bennett, Jr.
President & CEO

Corporate Seal

[Signatures of Purchaser on following pages.]

PURCHASER SIGNATURE PAGE

TO

SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, Purchaser has executed this Subscription Agreement as of this ____ day of December 2004.

PURCHASER:

By:	/s/
Purchaser Signature

Purchaser’s Name, Address and Facsimile Number
Securities Purchased	Units: A Unit Shall Consist of: Shares of Common Stock: Warrant:
Name in which Shares and Warrants are to be registered: